                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)c
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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                            The Ackerley Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                             [ACKERLEY GROUP LOGO]

                            THE ACKERLEY GROUP, INC.

                                 March 30, 2001

TO OUR SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Ackerley Group, Inc. (the "Company"), which will be held at 9:00 a.m., Pacific Daylight Savings Time on Thursday, May 3, 2001, at 351 Elliott Avenue West, Seattle Washington 98119. Directions to 351 Elliott Avenue West are on the back cover of the Proxy Statement. For your use in preparation for the Annual Shareholders Meeting, we have enclosed a Notice of Annual Meeting, a Proxy Statement, a proxy form and a copy of our Annual Report.

     At the Annual Meeting, you will be asked to elect directors for the following 12 months and to approve an amendment to the Employees Stock Option Plan. If you do not plan to attend this meeting, we request that you return the enclosed proxy as soon as possible. We have provided a return envelope for your convenience. If you attend the meeting, you may vote in person.

                                          Sincerely,


/s/ Denis M. Curley                            /s/Christopher H. Ackerley
Denis M. Curley                                Christopher H. Ackerley
Co-President                                   Co-President

                             [ACKERLEY GROUP LOGO]

                            THE ACKERLEY GROUP, INC.

                     NOTICE OF ANNUAL SHAREHOLDERS MEETING

     The Annual Meeting of Shareholders of The Ackerley Group, Inc. will be held at 351 Elliott Avenue West, Seattle, Washington, on Thursday, May 3, 2001 at 9:00 a.m., Pacific Daylight Savings Time, for the purpose of considering and voting upon the following matters:

     1. Election of Directors. Electing a Board of Directors to hold office until the next Annual Shareholders Meeting and until their successors have been elected and qualified.

     2. Amend Employees Stock Option Plan. Approving an amendment to the Company's Fourth Amended and Restated Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the Plan.

     3. Other business that may properly be brought before the Meeting or any adjournment of the Meeting.

     Shareholders of record of Common Stock and Class B Common Stock at the close of business on March 23, 2001 are entitled to notice of and to vote at the Annual Shareholders Meeting. We will prepare a complete list of shareholders entitled to vote at the Annual Shareholders Meeting, which you can examine at either our headquarters, located at 1301 Fifth Avenue, Suite 4000, Seattle, Washington 98101, or at the meeting. The list will be available at our headquarters beginning ten days before the meeting.

Seattle, Washington
March 30, 2001

                                          By Order of the Board of Directors


/s/ Denis M. Curley                            /s/ Christopher H. Ackerley
Denis M. Curley                                Christopher H. Ackerley
Co-President                                   Co-President

                             YOUR VOTE IS IMPORTANT

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL SHAREHOLDERS MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL SHAREHOLDERS MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT PRIOR TO ITS EXERCISE.

                            THE ACKERLEY GROUP, INC.
                               1301 FIFTH AVENUE
                                   SUITE 4000
                               SEATTLE, WA 98101
                            ------------------------

                                PROXY STATEMENT

     This Proxy Statement and the accompanying proxy are being first sent or given to our shareholders on or about March 30, 2001, for use in connection with the Annual Meeting of Shareholders of The Ackerley Group, Inc. to be held on Monday, May 3, 2001 at 9:00 a.m., Pacific Daylight Savings Time.

VOTING SHARES

     The record date for the Annual Shareholders Meeting is March 23, 2001. Thus, only persons who owned shares of our voting common stock, par value $.01 per share (including Common Stock and Class B Common Stock), of record at the close of business on March 23, 2001, will be entitled (1) to notice of the Annual Shareholders Meeting, and (2) to vote at the Annual Shareholders Meeting.

     At the close of business on March 23, 2001, there were 24,020,548 shares of Common Stock and 11,039,588 shares of Class B Common Stock issued and outstanding. Holders of shares of our Common Stock are entitled to one (1) vote per share; holders of shares of our Class B Common Stock are entitled to ten
(10) votes per share.

     Shareholders are not entitled to cumulate their votes in the election of directors. This means that shareholders cannot cumulate all of their votes for one director nominee and not vote in the elections of other nominees.

SOLICITATION OF PROXIES

     The enclosed proxy is solicited by and on behalf of our Board of Directors. We will bear the cost of solicitation, including costs for printing and distributing this Proxy Statement and the enclosed proxy. In addition to our distribution of this Proxy Statement and other materials via the mails, solicitation may be made, without additional compensation, by our directors, officers and regular employees by telephone, telegraph and personal interview.

     Some shares of our Common Stock are held by brokers, nominees and others on behalf of other persons and entities. Such brokers, nominees and similar record holders will incur expenses in forwarding this Proxy Statement and related materials to beneficial owners. We will reimburse such parties for those expenses, so long as those expenses are reasonable.

APPOINTMENT OF PROXIES

     You can appoint a proxy by completing and returning the proxy form included with this Proxy Statement. Your proxy, if returned to us, will be voted in the following manners:

     - If you direct that your shares be voted in any particular manner -- either "FOR" or "AGAINST" the matters being submitted to our shareholders -- your shares will be voted as you direct.

     - If you do not direct that your shares be voted in any particular manner, you will effectively grant discretionary authority to the persons named in the proxy to vote your shares as they see fit. Such persons will vote your shares as follows:

      * With regard to the election of our Board of Directors, the persons named in the proxy intend to vote your shares "FOR" the election of the nominated directors.

      * With regard to the amendment to the Company's Fourth Amended and Restated Employees Stock Option Plan, the persons named in the proxy intend to vote your shares "FOR" the proposed amendment.

      * With regard to any other matters proposed by one or more of our shareholders that we did not receive notice of on or before February 2, 2001, the persons named in the proxy intend to vote your shares as recommended by our management. As of the date of this Proxy Statement, however, we have not received any shareholder proposals for matters to be considered at the Annual Shareholders Meeting.

REVOCATION OF PROXIES

     You can revoke your proxy at any time before it is exercised at the Annual Shareholders Meeting. In order to revoke your proxy, you must deliver written notice to the Company's Secretary or Assistant Secretary before the proxy is voted on any matter at the Annual Shareholders Meeting.

ANNUAL REPORT

     Along with this Proxy Statement, we are delivering to you our Annual Report for the fiscal year ended December 31, 2000.

     IN ADDITION, UPON THE WRITTEN REQUEST OF ANY OWNER OR HOLDER OF RECORD OF OUR STOCK ENTITLED TO VOTE AT THE ANNUAL SHAREHOLDERS MEETING, WE WILL PROVIDE WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be mailed to Daniel J. Evans, Jr., Vice President of Public Affairs, The Ackerley Group, Inc., 1301 Fifth Avenue, Suite 4000, Seattle, Washington 98101, or you may call (206) 624-2888. You may also access the Form 10-K on the Internet at our web site, http://www.ackerley.com, or at the Securities and Exchange Commission's web site, http://www.sec.gov.

                                    *  *  *

                            BUSINESS OF THE MEETING

     We are submitting the following matters to you for approval at the Annual Shareholders Meeting:

ITEM 1 -- ELECTION OF DIRECTORS

     At the Annual Shareholders Meeting, we will ask you to elect a Board of Directors to serve until our next Annual Shareholders Meeting in 2002, and until their successors are elected and qualified.

BOARD OF DIRECTORS

     Our Board of Directors cannot consist of less than one (1) director and cannot consist of more than fifteen (15) directors. Our Certificate of Incorporation provides that the presently sitting Board may change the number of directors from time to time. Once elected, Board members serve terms of one (1) year, and until their successors are elected and qualified.

NOMINEES

     The Board of Directors has fixed the number of directors to be elected at this Annual Shareholders Meeting at ten (10), and has nominated the following persons for election as directors, all of whom are the current members of the Board of Directors:

                                       COMPANY
                                       DIRECTOR
            NOMINEE              AGE    SINCE       PRINCIPAL OCCUPATION AND PROFESSIONAL EXPERIENCE
            -------              ---   --------     ------------------------------------------------
Barry A. Ackerley..............  66      1975     Mr. Ackerley, one of our founders, has been the Chief
                                                  Executive Officer and a director of The Ackerley
                                                  Group and its predecessor and subsidiary companies
                                                  since 1975. He also currently serves as our Chairman.
Gail A. Ackerley...............  63      1995     Ms. Ackerley was elected to our Board of Directors in
                                                  May 1995. She became Co-Chairman in September 1996,
                                                  and in February 2001 was appointed Co-Chief Executive
                                                  Officer. From November 1996 until February 2000, she
                                                  served as one of our Co-Presidents. Ms. Ackerley has
                                                  served as Chairman of Ackerley Corporate Giving since
                                                  1986, supervising our charitable activities, and
                                                  during 2000 served as Chairman of the Seattle Storm.
Christopher H. Ackerley........  31      2000     Mr. Ackerley was named Co-President and elected to
                                                  our Board of Directors in February 2000. He joined
                                                  The Ackerley Group in 1995, and was elected Vice
                                                  President for Marketing and Development in May 1998.
                                                  He also served as Executive Vice President,
                                                  Operations and Development from December 1998 until
                                                  his election as Co-President.
Edward G. Ackerley.............  31      2000     Mr. Ackerley was elected to our Board of Directors in
                                                  February 2000 and joined the Company as Vice
                                                  President of Ackerley Ventures, Inc. in December
                                                  2000. He was a founder of VictoryCigars.com, a custom
                                                  cigar company, and has served as its President since
                                                  its inception in June 1997 until December 2000. From
                                                  June 1995 until May 1997, Mr. Ackerley served as
                                                  President of Jet City Entertainment, an in-flight
                                                  entertainment company.
Deborah L. Bevier..............  49      1998     Ms. Bevier was elected to our Board of Directors in
                                                  November 1998. She is the Chief Executive Officer and
                                                  President of the Laird Norton Financial Group and The
                                                  Laird Norton Trust Company, a personal investment and
                                                  trust services company. She also serves as the Chief
                                                  Executive Officer of Wentworth, Houser and Violich,
                                                  Inc., a registered investment advisor. She also
                                                  serves as a member of the Board of Directors of Laird
                                                  Norton Trust Company and the Laird Norton Financial
                                                  Group and Wentworth, Houser and Violich, Inc. Prior
                                                  to joining Laird Norton in 1996, Ms. Bevier served as
                                                  Chairman and Chief Executive Officer of Key Bank of
                                                  Washington and Northwest Region Executive for Key
                                                  Private Bank.
Chris W. Birkeland.............  32      2000     Mr. Birkeland was elected to our Board of Directors
                                                  in February 2000. He has been a managing member of
                                                  Cedar Grove Investments, LLC, a private venture
                                                  capital firm, since January 2000. Prior to joining
                                                  Cedar Grove Investments, he was self-employed as a
                                                  consultant and technology-venture investor. Mr.
                                                  Birkeland was a founding member of PhotoDisc, Inc.
                                                  (now Getty Images) and served as their Vice President
                                                  of Finance and Operations from 1992 to October 1998.
Kimberly A. Cleworth...........  37      2000     Ms. Cleworth was elected to our Board of Directors in
                                                  February 2000. She has served as the President and
                                                  Executive Director of The Ginger and Barry Ackerley
                                                  Foundation since June 1997. From February 1994 to
                                                  June 1997, Ms. Cleworth served as The Ackerley
                                                  Group's Vice President of Marketing.

                                       COMPANY
                                       DIRECTOR
            NOMINEE              AGE    SINCE       PRINCIPAL OCCUPATION AND PROFESSIONAL EXPERIENCE
            -------              ---   --------     ------------------------------------------------
Keith D. Grinstein.............  40      2000     Mr. Grinstein was elected to our Board of Directors
                                                  in February 2000. He has served as Vice Chairman of
                                                  Nextel International, Inc., a wireless
                                                  telecommunications company, since March 1999.
                                                  Previously, he held the title of President and CEO of
                                                  Nextel International, from November 1995 until March
                                                  1999. From 1994 until he joined Nextel, he served as
                                                  President of the Aviation Communications division of
                                                  AT&T. Prior to that, Mr. Grinstein held a number of
                                                  executive positions at McCaw Cellular Communications,
                                                  Inc. and subsidiaries. He is currently on the board
                                                  of directors of F5 Networks, Inc., a provider of
                                                  Internet management products.
Michael T. Lennon..............  38      2000     Mr. Lennon was elected to our Board of Directors in
                                                  February 2000. He is Managing Director of Lennon
                                                  Smith Advisors, LLC, a mergers and acquisitions
                                                  advisory firm. Previously, he was a Managing Director
                                                  of Emerge Corporation, a mergers and acquisitions
                                                  advisory firm, from March 1999 until January 2000.
                                                  From September 1995 to March 1999, Mr. Lennon was a
                                                  principal of Olympic Capital Partners LLC, an
                                                  investment banking and mergers and acquisitions
                                                  advisory firm, prior to which he served as Chief
                                                  Operating Officer of The MWW Group, Inc., a
                                                  full-service marketing, communications and public
                                                  relations firm.
Michel C. Thielen..............  66      1979     Mr. Thielen has served as one of our directors since
                                                  1979. Mr. Thielen has been President and Chief
                                                  Executive Officer of Thielen & Associates, an
                                                  advertising agency, since 1969. He is also Vice
                                                  President of Executive Wings, Inc., an airport
                                                  operations company.

     Barry A. Ackerley and Gail A. Ackerley are husband and wife, and Christopher H. Ackerley, Edward G. Ackerley, and Kimberley A. Cleworth are their children. Additional information regarding transactions involving our operations and the Ackerley family is set forth under "Management Information -- Certain Relationships and Transactions" below.

     Additional information concerning the director nominees and related matters such as our executive officers, compensation and stock ownership is discussed under "Management Information" below.

VOTING

     Directors are elected separately for the ten Board positions. In order to be elected as a director at the Annual Shareholders Meeting, a nominee must receive a plurality of the votes present at the meeting.

     If you abstain from voting, either in person or by proxy at the Annual Shareholders Meeting, you will effectively vote "AGAINST" a nominee, because your votes cannot be deemed voted "FOR" a nominee.

     In addition, "broker non-votes" will have no effect because they are not considered "shares present" for voting purposes. Proxies cannot be voted for more than ten persons.

WITHDRAWAL OF NOMINEES

     Prior to his or her election, a nominee may decide to withdraw his or her nomination, or may become unable to serve as a director for other reasons. If that occurs, the shares represented by your proxy will be voted "FOR" a nominee designated by our Board of Directors to replace the withdrawing nominee. Our Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.
--------------------------------------------------------------------------------

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES
                    FOR THE BOARD OF DIRECTORS LISTED ABOVE.
--------------------------------------------------------------------------------

ITEM 2 -- APPROVAL OF AMENDMENT TO EMPLOYEES STOCK OPTION PLAN

     On February 22, 2001, our Board of Directors adopted, subject to shareholder approval, an amendment to the Fourth Amended and Restated Employees Stock Option Plan to increase the number of shares of Common Stock authorized for issuance upon exercise of options granted under the plan from 1,500,000 shares to 2,000,000 shares.

     The Board deems it appropriate and advisable to amend the plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the plan to ensure sufficient shares are available for future grant to our employees.

     For a summary of the material features of the plan, see "Management Information -- Employees Stock Option Plan" below.

VOTING

     The affirmative vote of a majority of the votes present in person or by proxy at the meeting will be required to approve the amendment.

     If you abstain from voting, either in person or by proxy at the Annual Shareholders Meeting, you will effectively vote "AGAINST" a nominee, because your votes cannot be deemed voted "FOR" a nominee.

     In addition, "broker non-votes" will have no effect because they are not considered "shares present" for voting purposes.
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO
                                 THE EMPLOYEES
                       STOCK OPTION PLAN DESCRIBED ABOVE.
--------------------------------------------------------------------------------

ITEM 3 -- OTHER MATTERS

     Our Board of Directors knows of no other matters to be brought before this Annual Shareholders Meeting. Because we have not received notice of any shareholder proposals by the February 2, 2001 deadline, the persons named in the proxy intend to vote the proxy in accordance with our management's recommendations on all matters (other than the election of directors) that may properly come before the meeting.

                                    *  *  *

                             MANAGEMENT INFORMATION

     The following sections set forth information that you may find useful in making your voting decision. For additional information regarding our business and operations, please refer to our Annual Report, which accompanies this Proxy Statement.

BOARD OF DIRECTORS

DIRECTORS INFORMATION

     Biographical and professional information regarding our current directors and the director nominees is set forth under "Item 1 -- Election of Directors" above.

MEETINGS

     Our Board of Directors met two (2) times during 2000. All of the directors who were then serving attended those meetings.

     In addition to taking actions at meetings, our Board of Directors is authorized, pursuant to the Delaware General Corporation Law, to take action without meetings by executing unanimous written consents. Most of the corporate actions approved by our Board of Directors during 2000 were taken by unanimous written consents in lieu of full meetings.

EXECUTIVE COMMITTEE

     The Executive Committee was established on February 15, 2000 and is composed of four members of the Board of Directors. The members of the Executive Committee are: Barry A. Ackerley, Chair of Committee, Gail A. Ackerley, Deborah
L. Bevier, and Michel C. Thielen. The Executive Committee is authorized to take the same actions as the full Board of Directors, except that the Committee may not (1) amend the Certificate of Incorporation, (2) adopt an agreement of merger or consolidation, (3) recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (4) recommend to the shareholders a dissolution of the Corporation or a revocation of a dissolution, or (5) amend the Bylaws. All actions taken by the Executive Committee during 2000 were taken by unanimous written consents in lieu of full meetings.

AUDIT AND COMPENSATION COMMITTEE

     The Audit and Compensation Committee was established on February 15, 2000 and is composed of five (5) independent directors (as defined by the New York Stock Exchange listing standards). The members of the Committee are Deborah L. Bevier, Chair of the Committee, Chris W. Birkeland, Keith D. Grinstein, Michael
T. Lennon, and Michel C. Thielen.

     As the Audit Committee, the Audit and Compensation Committee operates under a written charter adopted by the Board of Directors (See Appendix A to the Proxy Statement). The Committee reviews, with the auditors, the scope of the audit and the financial statements and recommends to the Board a firm of independent auditors to act as our independent auditor. In general, the Committee's responsibility is to monitor and oversee (1) management's processes regarding the Company's internal controls and financial reporting and (2) the independent accountants' processes for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing its auditors report.

     As the Compensation Committee, the Audit and Compensation Committee is responsible for reviewing salary and incentive compensation for the Chief Executive Officer and certain other officers of the Company, including stock option grants. It reports its recommendations to the full Board of Directors.

     The Audit and Compensation Committee met four (4) times during 2000. Each member attended at least three of these meetings.

OTHER COMMITTEES

     Our Board of Directors has not designated a nomination committee. Thus, all nominations for our Board of Directors are considered by our Board of Directors as a whole.

DIRECTORS' FEES

     Those directors who we do not employ as officers receive a quarterly fee of $5,000. In addition, we reimburse each nonemployee director up to $1,500 per quarter for his or her out-of-pocket expenses in connection with attendance at meetings of the Board of Directors. Nonemployee directors are eligible to receive their directors' fees in the form of shares of our Common Stock, as discussed in "Nonemployee Directors Equity Compensation Plan" below.

     Additional information regarding our directors' and director nominees' stock ownership, compensation and related matters is set forth under "Share Ownership" and "Executive Compensation" below.

NONEMPLOYEE-DIRECTORS' EQUITY COMPENSATION PLAN

     Our Nonemployee-Directors' Equity Compensation Plan was approved by our Board of Directors in 1995, and by our shareholders in 1996. Directors who do not also serve as employees are eligible to participate in the plan. The plan's purpose is to allow nonemployee directors to elect to receive directors' fees in the form of shares of our Common Stock instead of in cash. There are a total of 100,000 shares of Common Stock authorized and reserved for issuance under the plan.

     Nonemployee directors who want to receive their directors' fees in shares of Common Stock must submit a written election to us before their quarterly directors' fees become due and payable. We issue a number of shares to each nonemployee director as calculated against the closing price on the last trading day of the quarter, as quoted on the New York Stock Exchange. Thus, a nonemployee director receives the number of shares that he could have purchased for $5,000 on the open market as of closing on the last trading day of the quarter.

     As of December 31, 2000, we had 78,264 shares available for issuance under the Plan. At December 31, 2000, we had issued 13,875 shares of Common Stock under the plan to the following directors in the following amounts:

                                                                     SHARES ISSUED
                     DIRECTOR                        TOTAL SHARES       IN 2000
                     --------                        ------------    -------------
Edward G. Ackerley.................................     1,260            1,260
Deborah L. Bevier..................................     2,749            1,562
Chris W. Birkeland.................................     1,260            1,260
Keith D. Grinstein.................................     1,260            1,260
Michel C. Thielen..................................     6,086            1,562
Michael T. Lennon..................................     1,260            1,260

EXECUTIVE OFFICERS

COMPENSATION

     All of our executive officers receive compensation for their services. The Securities and Exchange Commission requires us to disclose, in this Proxy Statement, compensation information concerning the Chief Executive Officer and concerning certain executive officers who received aggregate cash compensation in excess of $100,000 during the last fiscal year ("Named Executives").

     The following table sets forth that information, which covers compensation paid or accrued during the fiscal years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION            ALL OTHER
                                                                                  --------------------       COMPENSATION
                                                                                    AWARDS     PAYOUTS   --------------------
                                               ANNUAL COMPENSATION                ----------   -------    SAVINGS
                                  ---------------------------------------------   SECURITIES                AND
                                                                   OTHER ANNUAL   UNDERLYING    LTIP     RETIREMENT
                                                                   COMPENSATION    OPTIONS     PAYOUTS      PLAN       OTHER
  NAME AND PRINCIPAL POSITION     YEAR   SALARY($)   BONUS($)(1)      ($)(2)         (#)         ($)       ($)(3)     ($)(4)
  ---------------------------     ----   ---------   -----------   ------------   ----------   -------   ----------   -------
Barry A. Ackerley...............  2000    750,000      203,400         N/A           -0-         -0-       6,800       18,984
  Chairman and Chief              1999    750,000      225,900         N/A           -0-         -0-       6,400      139,885
  Executive Officer               1998    750,000      311,250         N/A           -0-         -0-       6,400      139,273
Gail A. Ackerley................  2000    400,000          -0-         N/A           -0-         -0-       6,800        7,524
  Co-Chairman and Co-Chief        1999    400,000       90,360         N/A           -0-         -0-         -0-        9,261
  Executive Officer(5)            1998    300,000       93,375         N/A           -0-         -0-         -0-        6,318
Christopher H. Ackerley.........  2000    400,000       81,375         N/A           -0-         -0-       6,800        1,783
  Co-President(6)                 1999    160,000       12,048         N/A           -0-         -0-       5,939          711
                                  1998    100,000       10,375         N/A           -0-         -0-         -0-           96
Denis M. Curley.................  2000    600,000      122,040         N/A           -0-         -0-       6,800       37,968
  Co-President and                1999    400,000       90,360         N/A           -0-         -0-       6,400       49,665
  Secretary(7)                    1998    300,000       93,375         N/A           -0-         -0-       6,400        2,592
Keith W. Ritzmann...............  2000    160,000       17,024         N/A           -0-         -0-       6,133          774
  Senior Vice President and       1999    150,000       22,590         N/A           -0-         -0-       6,354        1,056
  Chief Technology                1998    125,000       19,453         N/A           -0-         -0-       5,000        1,131
  Officer(8)

---------------
(1) Reflects bonuses earned in the fiscal year indicated although these bonuses were determined and paid in the following fiscal year.

(2) None of the Named Executives received perquisites or other personal benefits, in any of the years shown, in an aggregate amount equal to or exceeding the lesser of (i) $50,000 or (ii) 10% of the executive's total annual salary and bonus for each year.

(3) The amounts appearing in this column are our contributions and credits on behalf of each Named Executive under our Savings and Retirement Plan.

(4) Includes value of life insurance in excess of $50,000 for each of the Named Executives. Includes imputed interest of $4,505, $35,345, and $871 in 2000 and $122,776, $46,098, and $508 in 1999, respectively, on indebtedness to us incurred by Messrs. Barry Ackerley, Denis Curley, and Christopher Ackerley and imputed interest of $133,218 on indebtedness to us incurred by Mr. Barry Ackerley in 1998.

(5) Ms. Ackerley also served as Co-President from November 3, 1997 to February 15, 2000 and was named Co-Chief Executive Officer as of February 22, 2001.

(6) Mr. Christopher Ackerley was elected Vice President for Marketing and Development on May 1, 1998; Executive Vice President, Operations and Development in December 1998; and Co-President on February 15, 2000.

(7) Mr. Curley was Chief Financial Officer until June 2000 when Kevin E. Hylton joined the Company as Senior Vice President and Chief Financial Officer. He also held the position of Chief Operating Officer from February 15, 2000 to February 22, 2001.

(8) Mr. Ritzmann held the position of Controller until June 2000 and served as Chief Information Officer until he was elected Chief Technology Officer on February 15, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

     Pursuant to our Stock Option Plan, we have, from time to time, granted options to acquire shares of our Common Stock to some of the Named Executives. The following table describes the options granted to our Named Executives in 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE
                                INDIVIDUAL GRANTS                                         VALUE AT
                          ------------------------------                            ASSUMED ANNUAL RATES
                                             % OF TOTAL                                OF STOCK PRICE
                             NUMBER OF        OPTIONS                                   APPRECIATION
                              SHARES         GRANTED TO    EXERCISE                    FOR OPTION TERM
                            UNDERLYING      EMPLOYEES IN     PRICE     EXPIRATION   ---------------------
         NAME             OPTIONS GRANTED   FISCAL YEAR    ($/SHARE)      DATE         5%          10%
         ----             ---------------   ------------   ---------   ----------   ---------   ---------
Barry A. Ackerley......         N/A             N/A           N/A         N/A         N/A         N/A
Gail A. Ackerley.......         N/A             N/A           N/A         N/A         N/A         N/A
Christopher H.
  Ackerley.............       25,000            12%         $16.69     2/1/2010     $262,406    $664,989
Denis M. Curley........       25,000            12%         $16.69     2/1/2010     $262,406    $664,989
Keith W. Ritzmann......       10,000             5%         $16.69     2/1/2010     $104,963    $265,996

     The assumed annual rates of appreciation of 5% and 10% would result in the price of the Company's stock increasing to $27.19 and $43.29, respectively.

OPTION EXERCISES IN LAST FISCAL YEAR

     This table includes the number of shares covered by both exercisable and non-exercisable stock options held by each of the Named Executives as of December 31, 2000. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                        NO. OF SHARES          VALUE OF
                                                                         UNDERLYING           UNEXERCISED
                                                                         UNEXERCISED         IN-THE-MONEY
                                                                      OPTIONS AT FISCAL    OPTIONS AT FISCAL
                                                                          YEAR-END             YEAR-END
                                                                        EXERCISABLE/         EXERCISABLE/
                                    SHARES ACQUIRED       VALUE         UNEXERCISABLE        UNEXERCISABLE
               NAME                   ON EXERCISE      REALIZED($)           (#)                  ($)
               ----                 ---------------    -----------    -----------------    -----------------
Barry A. Ackerley.................        N/A              N/A                    N/A                 N/A
Gail A. Ackerley..................        N/A              N/A                    N/A                 N/A
Christopher H. Ackerley...........        -0-              -0-             -0-/35,000             -0-/-0-
Denis M. Curley...................        -0-              -0-          30,000/50,000        $124,950/-0-
Keith W. Ritzmann.................        -0-              -0-           5,000/15,000        $  6,875/-0-

REPRICING, REPLACEMENT OR CANCELLATION AND REGRANT OF OPTIONS

     We did not adjust or amend the exercise price of stock options previously awarded to any of our Named Executives at any time during 2000.

LONG TERM INCENTIVE PLANS

     We did not grant any long-term incentive compensation to any of our Named Executives during 2000.

BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION

     Our Board of Directors had no separate compensation committee prior to February 15, 2000. Until that time the Board as a whole determined the compensation to be paid to our executive officers as well as the options to be granted to any executive officer at any time. Barry A. Ackerley, our Chief Executive Officer, his wife, Gail A. Ackerley, who served as one of our Co-Presidents until February 15, 2000, served on the Board of Directors during that time.

COMPENSATION COMMITTEE REPORT OF EXECUTIVE COMPENSATION

     In determining the compensation paid to our executive officers in 2000, the Committee employed compensation policies designed to align the compensation with our overall business strategy, values and management initiatives. These policies are intended to reward executives for enhancing the long-term value of our assets, to support a performance-oriented environment that rewards achievement of internal goals and recognizes our performance compared to performance levels of companies in its industries, and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of our operations. The Committee believes that by striving to best obtain these goals the executive officers should enhance shareholder value for the long-term.

     The key components of executive officer compensation are (1) salary, which is based on factors such as the individual officer's level of responsibility and comparisons to similar positions in our subsidiaries and comparable media and advertising companies; (2) cash bonus awards, which are based on individual performance and the performance of our operations, measured primarily in terms of increases in our EBITDA and accomplishment of our strategic goals; and (3) stock option awards which are intended to increase the motivation for an interest in our long-term success as measured by our share price.

     The Committee based the 2000 compensation of the executive officers on the policies described above. The executives' salaries in 2000 were based on a variety of factors including the salaries of the executive officers of comparable media advertising companies. Cash bonuses earned for services provided during 2000, which will be paid to executive officers in the second quarter of 2001, were awarded primarily in recognition of our progress during the year in pursuing our overall strategic goals. Individual performance was also taken into account.

     The Committee based the 2000 compensation of the Chief Executive Officer on the policies described above. The Chief Executive Officer's salary in 2000 remained at $750,000. Based on comparisons to other media companies, the Chief Executive Officer's 2000 salary was in the range of salaries of the chief executive officers of comparable media advertising companies. The cash bonus which was earned by the Chief Executive Officer for 2000 was awarded primarily in recognition of our substantial progress, as determined by the Committee, during the year toward pursuing our overall strategic goals.

     Compensation Committee Members:

Deborah L. Bevier, Chair                   Michael T. Lennon, Director
Chris W. Birkeland, Director               Michel C. Thielen, Director
Keith D. Grinstein, Director

AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report and in the Company's Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality for the Company's financial reporting. The Committee held four meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report and on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     Audit Committee Members:

Deborah L. Bevier, Chair                   Michael T. Lennon, Director
Chris W. Birkeland, Director               Michel C. Thielen, Director
Keith D. Grinstein, Director

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The SEC requires us to include in this Proxy Statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the S&P 500 Stock Index or other broad market index performance and either a nationally recognized industry standard or an index of peer companies that we select. We have selected the S&P 500 Stock Index and the mutual fund, Fidelity Select Multimedia Portfolio, as an index of peer companies.

     The following chart compares total cumulative shareholder return for $100 invested in the Company's Common Stock on December 31, 1995 with the cumulative total return of the S&P 500 Stock Index and Fidelity Select Multimedia Portfolio for the five most recently completed fiscal years.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
               AMONG THE ACKERLEY GROUP, INC., S&P 500 INDEX AND
                      FIDELITY SELECT MULTIMEDIA PORTFOLIO

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------
                        Base      1996      1997      1998      1999      2000
--------------------------------------------------------------------------------
 The Ackerley Group,
  Inc.                  $100      $154      $222      $240      $238      $118
 S&P 500 Index          $100      $120      $158      $200      $239      $214
 Fidelity Select
  Multimedia            $100      $ 97      $120      $153      $214      $150
--------------------------------------------------------------------------------

SHARE OWNERSHIP

DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

     All of our directors and executive officers own shares of our Common Stock; some of our directors and executive officers also own shares of our Class B Common Stock. Barry A. Ackerley beneficially owns in excess of five percent (5%) of the outstanding shares of our Common Stock and Class B Common Stock. In addition, there is one (1) other shareholder, Gabelli Funds, Inc., which owns in excess of five percent (5%) of the outstanding shares of our Common Stock.

     The following table sets forth information regarding the share ownership of our nominees for director, current directors, Named Executives and principal shareholders, as well as information for our directors and executive officers as a group. The information in the following table is current as of March 1, 2001.

                                                      SHARES OF THE COMPANY'S COMMON STOCK
                                                      AND CLASS B COMMON STOCK AND PERCENT
                                                         OF CLASS BENEFICIALLY OWNED(1)
                                              ----------------------------------------------------
               NAME, AGE AND                                                 CLASS B
   POSITION WITH THE ACKERLEY GROUP, INC.     COMMON STOCK      PERCENT    COMMON STOCK    PERCENT
   --------------------------------------     ------------      -------    ------------    -------
Barry A. Ackerley, 66                           9,002,855(2)    37.5%       10,949,299(2)  99.2%
Chairman, Chief Executive Officer,
and Director
Gail A. Ackerley, 63                            9,002,855(3)    37.5%       10,949,299(3)  99.2%
Co-Chairman, Co-Chief Executive Officer
and Director
Christopher H. Ackerley, 31                        18,928           *           13,698         *
Co-President and Director
Edward G. Ackerley, 31                             16,845           *           13,530         *
Director
Deborah L. Bevier, 49                               4,592(4)        *              -0-         *
Director
Chris W. Birkeland, 32                              1,603           *              -0-         *
Director
Kimberley A. Cleworth, 37                          96,950(5)        *           27,329(9)      *
Director
Keith D. Grinstein, 40                              1,603           *              -0-         *
Director
Michael T. Lennon, 38                               1,603           *              -0-         *
Director
Michel C. Thielen, 66                               6,779           *              -0-         *
Director
Denis M. Curley, 53                                89,831(6)        *              -0-         *
Co-President and Secretary
Keith W. Ritzmann, 48                              18,552(7)        *              200         *
Senior Vice President and Chief Technology
Officer
Gabelli Funds, Inc.                             5,267,652       21.9%              -0-         *
One Corporate Center
Rye, NY 10580-1434
All Directors and Executive Officers
as a group (13 persons)                         9,186,329       38.2%       11,004,056     99.7%

---------------
 (1) Unless otherwise indicated, represents shares over which each nominee exercises sole voting or investment power.

 (2) Mr. Barry Ackerley and Ms. Ackerley are husband and wife. The amount shown includes (i) 7,264 shares of Common Stock and 264 shares of Class B Common Stock held by Ms. Ackerley, of which Mr. Ackerley disclaims beneficial ownership; and (ii) 73,812 shares of Common Stock held by

     The Ginger and Barry Ackerley Foundation, of which he is a director and shares voting and investment power.

 (3) Mr. Barry Ackerley and Ms. Ackerley are husband and wife. The amount shown includes (i) 8,921,779 shares of Common Stock and 10,949,035 shares of Class B Common Stock held by Mr. Ackerley, of which Ms. Ackerley disclaims beneficial ownership; and (ii) 73,812 shares of Common Stock held by The Ginger and Barry Ackerley Foundation, of which she is a director and shares voting and investment power.

 (4) The amount shown includes 500 shares held by Ms. Bevier's husband.

 (5) The amount shown includes (i) 4,000 shares held by Ms. Cleworth's husband of which Ms. Cleworth disclaims beneficial ownership; (ii) 73,812 shares of Common Stock held by The Ginger and Barry Ackerley Foundation, of which she is President and Executive Director and shares voting and investment power; and (iii) 14,675 shares held by Ms. Cleworth's minor children.

 (6) The amount shown includes (i) 18,421 shares held jointly with Mr. Curley's wife; (ii) 1,665 shares held by Mr. Curley's daughter, of which Mr. Curley disclaims beneficial ownership; and (iii) 30,000 shares subject to exercisable stock options.

 (7) The amount shown includes 5,000 shares subject to exercisable stock options.

  *  Indicates amounts equal to less than 1% of the outstanding shares.

SECTION 16(A) -- BENEFICIAL OWNERSHIP COMPLIANCE

     Our directors and executive officers, and persons holding more than ten percent (10%) of our outstanding Common Stock and Class B Common Stock, are required to report their share ownership to the Securities and Exchange Commission. In general, those parties must report their share ownership (1) when they become directors, executive officers or ten percent shareholders, and (2) whenever they engage in share transactions involving our Common Stock and Class B Common Stock.

     Federal securities laws impose strict deadlines for filing such reports. In addition, we are required to disclose, in this Proxy Statement, any failure by our directors and executive officers to file reports in accordance with deadlines.

     Based upon the written representations of our directors and executive officers, and copies of the reports that they have filed with the Securities and Exchange Commission, we have determined that our directors and executive officers have timely filed all of the reports that they were required to file during 2000, with the following exceptions:

          1. A Form 5 was filed February 1, 2001, for Deborah L. Bevier, relating to the shares issued by the Company in lieu of directors' fees on February 1, 2000, which should have been reported in March 2000.

          2. A Form 5 was filed February 5, 2001, for Michel C. Thielen, relating to the shares issued by the Company in lieu of directors' fees on February 1, 2000, which should have been reported in March 2000.

          3. A Form 5 was filed February 2, 2001, for Edward G. Ackerley, relating to the shares issued by the Company in lieu of directors' fees on August 1, 2000 and November 1, 2000, which were incorrectly reported on Forms 4 filed on September 8, 2000, and December 7, 2000, respectively.

          4. A Form 4 was not filed for Denis M. Curley to report 1,408 shares acquired under the Company's Employee Stock Purchase Plan on July 1, 2000.

EMPLOYEE STOCK OPTION PLAN

     From time to time, we issue stock options to certain employees eligible to receive such options pursuant to the Employees Stock Option Plan. The plan was approved by our Board of Directors and our stockholders in 1983. In 1994, the plan was amended, with the approval of the shareholders, to, among other things, extend the plan's term and to increase the number of shares available for stock option grants. On May 11, 1999, the plan was amended, with the approval of the shareholders, to, among other things, increase the number of shares available for stock option grants. A total of 1,500,000 shares (which reflects adjustment for stock splits) of Common Stock have been authorized and reserved for issuance under the plan. The terms of all options granted under the plan, other than options granted to a 10% shareholder, may not exceed ten years.

     The plan allows us to grant both "incentive stock options" and "nonqualified stock options" to our employees, including our corporate officers. Incentive stock options are options which, as required by Section 422 of the Internal Revenue Code of 1986, as amended, must have exercise prices equal to or greater than the fair market value of the Common Stock on the date the options are granted. The exercise price of any incentive stock options granted to employees who own more than 10% of the voting rights of our outstanding capital stock, however, must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years.

     Nonqualified stock options are not subject to the special exercise price restriction imposed upon incentive stock options by the Internal Revenue Code. The exercise price of all nonqualified stock options granted under the Plan is determined by our Board of Directors in its sole discretion.

     Our Audit and Compensation Committees administers the plan, and determines, subject to approval by the Board of Directors, the employees who are granted options and the terms of those options (including the term of the option, exercise price, number of shares subject to the option and the exercisability of the option). Options cannot be transferred other than by will or the laws of descent and distribution. Only the holder can exercise the options granted to him or her during his or her lifetime.

     Generally, options vest and become exercisable five years from the date of grant and terminate ten years from the date of grant. Options may terminate earlier, however, if the holder's employment is terminated. If we merge with another corporation, or if we sell substantially all of our assets, then (1) each option outstanding at that time must be assumed by the surviving corporation, (2) an equivalent substitute option must be provided by the surviving corporation, or (3) our Board of Directors may take other action, including authorizing unvested options to become exercisable at an earlier time.

     During 2000 we granted options to purchase a total of 212,000 shares of Common Stock under the plan a weighted average exercise price of $16.69 a share. As of December 31, 2000, we had options to purchase an aggregate of 662,000 shares of Common Stock outstanding at a weighted average exercise price of $13.60 per share, and 308,250 shares of Common Stock were available for future grants under the plan. During 2000, stock options for 10,000 shares of Common Stock were exercised.

EMPLOYEE STOCK PURCHASE PLAN

     In order to encourage and facilitate the purchase of our Common Stock by employees, at the 2000 Annual meeting the shareholders approved the 2000 Employee Stock Purchase Plan. The Plan makes available 1,500,000 shares of Common Stock for purchase by eligible employees through a payroll deductions method that limits payroll deductions for any single employee in any offering period to 10% of that employee's base salary. Offerings are for six months beginning on each January 1 and July 1 (or the first business day thereafter). The purchase price for a share of Common Stock is 90% of the closing price of the Common Stock as reported on the New York Stock Exchange, on either the beginning or end of an offering, whichever closing price is less. At December 31, 2000, 1,460,945 shares remained available for issuance under the Plan.

SAVINGS AND RETIREMENT PLAN

     In 1978, we adopted our Savings and Retirement Plan. The Savings and Retirement Plan was amended, effective January 1, 1985, to convert it to a plan qualified under Section 401(k) of the Internal Revenue Code, as amended.

     All employees who have served at least three months as of the beginning of a calendar quarter, including employees of our subsidiaries who are not covered by a collective bargaining agreement, may participate in the plan. We may waive the exclusion of employees subject to collective bargaining agreements in individual cases. As of December 31, 2000, all of our subsidiaries were participating in the plan.

     The plan allows participating employees to contribute from 1% to 15% of their compensation, up to a limit imposed by the Internal Revenue Code. We match participating employees' contributions up to 4% of their compensation and may also make an additional voluntary contribution to the plan.

     Our obligation to provide matching contributions vests over a period of 5 years. An employee vests a portion of our matching contributions after completion of 3 years of service. Once an employee has completed 5 years of service, 100% of our matching contributions are vested. We may be obligated to contribute 100% before an employee completes 5 years of service if he or she turns 65, becomes totally disabled or dies.

     All amounts contributed by an employee, and those portions of the amounts contributed by us that have vested, are payable in a single lump sum or a qualified joint and survivor annuity upon retirement, total disability, death or termination of employment. The amounts that we contributed on behalf of our Named Executives during 2000 are disclosed in the Summary Compensation Table under the column entitled "All Other Compensation."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FAMILY RELATIONSHIPS

     During 2000, we continued to employ Christopher H. Ackerley, who is the son of Barry A. Ackerley and Gail A. Ackerley. Christopher H. Ackerley was elected Vice President on May 1, 1998, Executive Vice President on December 28, 1998, and Co-President and a director on February 15, 2000.

     In addition, Kimberley A. Cleworth and Edward G. Ackerley, who are also children of Barry A. Ackerley and Gail A. Ackerley, were elected as directors on February 15, 2000. Effective December 18, 2000, Edward G. Ackerley joined the Company as Vice President of Ackerley Ventures, Inc., our technology ventures subsidiary, and receives an annual salary of $100,000. Details regarding their compensation, stock ownership, and related matters are set forth above.

     Kathy Savitt, the wife of Michael T. Lennon, is President of MWW/Savitt, our public relations firm. In 2000, we paid $1,174,379 in fees to MWW/Savitt.

ADVANCES

     From time to time we have advanced funds to certain executive officers for their personal use. Interest on that indebtedness accrues at the same rate as that charged to us on our senior bank debt, which is presently 9.4%.

     Since January 1, 1998, the highest aggregate amount of such loans to Barry
A. Ackerley was $2,062,340. At December 31, 2000, 1999, and 1998, the aggregate outstanding principal amounts of such loans were $67,230, $-0-, and $2,062,340, respectively.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

     The firm of Ernst & Young LLP performed the audit of our consolidated financial statements for the year ended December 31, 2000. The Audit and Compensation Committee has selected Ernst & Young LLP as our independent auditors for the current year. Shareholders are not required to take action on this selection. Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will be given the opportunity to present a statement if they so desire and will be available to respond to appropriate questions.

FEES PAID TO INDEPENDENT AUDITORS

     Fees billed by our independent auditors, Ernst & Young LLP, related to the audit of our annual consolidated financial statements or billed for professional services rendered for the fiscal year ended December 31, 2000, consisted of the following:

AUDIT FEES

     Ernst & Young LLP billed us $402,000 for professional services rendered for the audit of our annual consolidated financial statements included in the Annual Report and in our Form 10-K for the fiscal year ended December 31, 2000 and for reviews of the financial statements included in our Forms 10-Q for the 2000 fiscal year.

AUDIT RELATED FEES

     Ernst & Young LLP billed the Company $328,000 for audit related professional services related to the 2000 fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young LLP performed no professional services for us for information technology systems design and implementation for the 2000 fiscal year.

ALL OTHER FEES

     Ernst & Young LLP billed us $460,000 for other professional services for the 2000 fiscal year.

     The Audit and Compensation Committee considered whether the provisions of these non-audit services were compatible with maintaining Ernst & Young LLP's independence.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders scheduled to be held in May 2002 must be received for inclusion in the Proxy Statement and form of proxy relating to that meeting by December 1, 2001. In any case, proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders will be considered untimely if we do not receive notice of such proposals by February 13, 2002.

Seattle, Washington
March 30, 2001

                                          By Order of the Board of Directors


/s/ Denis M. Curley                            /s/ Christopher H. Ackerley
Denis M. Curley                                Christopher H. Ackerley
Co-President                                   Co-President

                             YOUR VOTE IS IMPORTANT

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL SHAREHOLDERS MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL SHAREHOLDERS MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT PRIOR TO ITS EXERCISE.

                                                                      APPENDIX A

                            THE ACKERLEY GROUP, INC.

                            AUDIT COMMITTEE CHARTER

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed directly by the Board.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

     DOCUMENTS/REPORTS REVIEW:

          1. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

          2. Review with management and the outside auditor, prior to filing, the Company's annual audited financial statements and annual report on Form 10-K, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

          3. Review with management and the outside auditor, prior to filing, the Company's quarterly financial statements and quarterly report on Form 10-Q. The Chair of the Committee may represent the entire Committee for purposes of this review.

          4. Review with management, prior to filing, any other SEC report or filing containing financial information concerning the Company.

     INDEPENDENT ACCOUNTANTS:

          5. Recommend to the Board the appointment of the outside auditor, which firms is ultimately accountable to the Audit Committee and the Board.

          6. Receive periodic written reports from the outside auditor regarding the auditor's independence, including a statement delineating all relationships between the auditor and the Company, and actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectives and independence of the auditor. If so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

          7. Evaluate together with the Board the performance of the outside auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     FINANCIAL REPORTING PROCESS:

          8. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          9. Review major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditor, internal audit services firm or management.

          10. Review the appointment and replacement of the internal audit service firm.

          11. Review the significant reports to management prepared by the internal audit services firm.

          12. Meet with the outside auditor prior to the audit to review the planning and staffing of the audit.

          13. Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     ETHICAL AND LEGAL COMPLIANCE:

          14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          15. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

          16. Review with the Company's general counsel and, as appropriate, with outside counsel all legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          17. Meet at least annually with the chief financial officer, the internal audit services firm and the outside auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                     DIRECTIONS TO 351 ELLIOTT AVENUE WEST

                           TRAVELING FROM THE NORTH:

         Take I-5 South. Take the Mercer St. exit. Keep left at the fork in the ramp. At the light on Fairview Ave North, take a left. Travel south on Fairview to Denny Way. Take a right on Denny Way. Denny Way turns into Western Ave. Western Ave. becomes Elliott Ave. West. At Harrison St (there will be a stop light), take a left into the Elliott Ave. West complex.

                           TRAVELING FROM THE SOUTH:

         Take I-5 North. Take the Seneca St. exit. Merge onto Seneca St. Turn right onto Fourth Ave. Turn slightly left onto Denny Way. Denny Way turns into Western Ave. Western Ave. becomes Elliott Ave. West. At Harrison St. (there will be a stop light), take a left into the Elliott Ave. West complex.

                                    PARKING

         As you enter the complex, turn around on Harrison St, and drive to the underground parking lot under the F5 Networks building. Directional signs are posted for the lobby to the 351 Elliott Ave. building.

                            - FOLD AND DETACH HERE -


                                      PROXY

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            THE ACKERLEY GROUP, INC.
                       PLEASE SIGN AND RETURN IMMEDIATELY


The undersigned hereby appoints Kevin E. Hylton and Carmen L. Smith, and each of them (with full power to act alone), proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of the voting common stock (including Common Stock and Class B Common Stock) of The Ackerley Group, Inc., Seattle, Washington ("Company") standing in my name as of March 23, 2001, at the Annual Shareholders Meeting to be held at 351 Elliott Avenue West, Seattle, Washington, on Thursday, May 3, 2001, at 9:00 a.m. Pacific Daylight Time, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS. In the election of a new Board of Directors, I direct that my shares be voted as follows:

   [ ] FOR all of the nominees listed below (except for those nominees listed in the following space):

   [ ]   AGAINST the nominees listed below.

   [ ]   ABSTAIN from voting my shares for all nominees.


      Barry A. Ackerley -- Gail A. Ackerley -- Christopher H. Ackerley --
        Edward G. Ackerley -- Deborah L. Bevier -- Chris W. Birkeland --
                 Kimberley A. Cleworth -- Keith D. Grinstein --
                     Michael T. Lennon -- Michel C. Thielen

2. AMEND EMPLOYEES STOCK OPTION PLAN. Approving an amendment to the Company's Fourth Amended and Restated Stock Option Plan to increase the number of Shares reserved for issuance under the Plan.

  [ ]    FOR approval of the Amendment to the Employee Stock Option Plan

  [ ]    AGAINST approval of the Amendment to the Employees Stock Option Plan

  [ ] ABSTAIN from voting my shares for approval of the Amendment to the Employees Stock Option Plan


3. WHATEVER OTHER BUSINESS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                            - FOLD AND DETACH HERE -


                             YOUR VOTE IS IMPORTANT

WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL SHAREHOLDERS MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL SHAREHOLDERS MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT PRIOR TO ITS EXERCISE.


We are aware of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly presented at the meeting, this proxy will be voted in accordance with the recommendations of the management.



                                              PLEASE SIGN AND DATE HERE:



                                    Dated:________________________________, 2001


                                    ____________________________________________

                                    ____________________________________________


                                    When signing as attorney, executor,
                                    administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. Joint owners must sign.